Exhibit 10.35

INVENTION ASSIGNMENT AGREEMENT

This INVENTION ASSIGNMENT AGREEMENT is made as of January 20, 2014, by and among JAY WALKER (“Assignor”) and PATENT PROPERTIES, INC., a Delaware corporation having offices at 2 High Ridge Park, Stamford, CT 06905 (the “Company”) and INVENTOR HOLDINGS, LLC, a Delaware limited liability company having offices at 2 High Ridge Park, Stamford, CT 06905 (“Assignee”).

WHEREAS, Assignee is a wholly-owned subsidiary of the Company and is the owner of a portfolio of patents and patent applications that were recently assigned to it by Walker Digital, LLC by the Patent Assignment Agreement with an effective date of September 18, 2013, such agreement containing a listing of such patents and patent applications (the “Patents”);

WHEREAS, Assignor is the Executive Chairman of the Company and the lead inventor on almost all of the Patents; and

WHEREAS, Assignor desires to transfer all right, title and interest in and to future improvements to the Patents; and Assignee desires to own all such right, title, and interest in and to such improvements in accordance with this agreement.

NOW, THEREFORE for valuable consideration furnished by Assignee to Assignor, receipt and sufficiency of which Assignor hereby acknowledges, the parties agree as follows:

1.	Assignor hereby assigns, transfers, and conveys to Assignee the Assignor’s entire right, title and interest in and to all improvements, inventions and discoveries embodied in all divisions, continuations, continuations-in-part, foreign counter-parts and renewals of the Patents, and all letters patent which may be granted thereon, and all reissues, reexaminations, and extensions thereof, the benefit of all priority rights, and all other grant of proprietary rights including, but not limited to, inventor’s certificate, utility model, utility certificate, patent of importation, registration of patent and industrial design registration, which may be filed, and which may be granted, upon said improvements, inventions and discoveries in any countries or regions, and all reissues, renewals and extensions thereof.

2.	Assignor hereby assigns, transfers and conveys to Assignee the Assignor’s entire right, title and interest in and to all improvements, inventions and discoveries relating to the Provisional Patent Application identified as application serial no. 61/856761, and the patent licensing system currently under development by the Company and all other inventions directly related to the Company’s products and services, including, but not limited to, all divisions, continuations, continuations-in-part, and renewals thereof, and all letters patent which may be granted thereon, and all reissues, reexaminations, and extensions thereof, the benefit of all priority rights, and all other grant of proprietary rights including, but not limited to, inventor’s certificate, utility model, utility certificate, patent of importation, registration of patent and industrial design registration, which may be filed, and which may be granted, upon said improvements, inventions and discoveries in any countries or regions, and all reissues, renewals and extensions thereof (the “No Fault Patent Licensing Patents”).

3.	Assignor hereby authorizes Assignee to file patent applications in any or all countries on any or all of said improvements, inventions and discoveries directly relating to the subject matter of the Patents and the No Fault Patent Licensing Patents in the name of Assignee.

4.	Assignor hereby authorizes Assignee to take any and all actions in connection with such Patents and No Fault Patent Licensing Patents.

5.	Assignor hereby agrees to sign all necessary papers and do all lawful acts reasonably requisite in connection with the prosecution, assignment, enforcement and disclaimer of each and every patent application based upon the Patents and the No Fault Patent Licensing Patents, without further consideration, and Assignor assigns to Assignee all rights to sue for infringement, including past infringement if any, of the Patents and the No Fault Patent Licensing Patents.

6.	Assignor hereby agrees to execute specific confirmatory assignments and other supplementary documents as may be required in favor of the Assignee for each of the countries in which there are Patents and the No Fault Patent Licensing Patent in order to effectuate recording of the assignment of the aforesaid Patents on the Registers of such countries.

7.	Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States and any empowered official of any foreign country whose duty it is to issue patents on applications as described above, to issue all letters patent for any pending Patent applications to Assignee in accordance with the terms of this agreement.

8.	Assignor hereby consents to provide any document which may be reasonably required of him in any country or region for any purpose and more particularly in proof of the right of the said Assignee or nominees to claim aforesaid benefit of the right of priority of the Patents provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it.

9.	Assignor warrants that he has not knowingly conveyed to any third party any right in said Patents or the No Fault Patent Licensing Patent, improvements, inventions, or discoveries, or any license to make, use or sell the same.

10.	This Agreement shall extend to and be binding upon all successors, affiliates, subsidiaries, licensees, and assigns of the parties hereto.

11.	This Agreement shall be governed by and construed in accordance with the law of the State of New York.

12.	This Agreement is effective as of the date set forth in the preamble above.

13.	In the event that any dispute between the parties cannot be settled through negotiation, the parties agree to work in good faith to settle the dispute by mediation utilizing the services and procedures of the American Arbitration Association. The parties will agree on a mediator and the fees and expenses of the mediator shall be shared equally by Assignor and Assignee.

14.	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Assignor’s Signature:	/s/ Jay S. Walker	January 20, 2014
	Name	Date

Assignor’s Name:	Jay S. Walker

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal this 20th day of January, 2014.

STATE OF	)	Stamford
ss.:
COUNTY OF	)	Fairfield

On this 20th day of January, 2014 before me, the undersigned authority, personally appeared to me known and known to me to be the individual who is described in and who executed the foregoing Assignment, and who duly acknowledged to me that he executed the same as his own voluntary act and deed for the uses and purposed therein specified.

/s/ Manjola Mema
Notary Public

Assignee’s Signature:	/s/ Gary A. Greene		1/20/14
	Name		Date

Assignee’s Typed Name:	Gary	A.	Greene
	First Name	Middle Initial	Last Name

INVENTOR HOLDINGS, LLC

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal this 20th day of January 2014.

STATE OF	)	Connecticut
ss.:
COUNTY OF	)	Fairfield

On this 20th day of January, 2014, before me, the undersigned authority, personally appeared to me known and known to me to be the individual who is described in and who executed the foregoing Assignment, and who duly acknowledged to me that he executed the same as his own voluntary act and deed for the uses and purposed therein specified.

/s/ V S Leliever
Notary Public

Company’s Signature:	/s/ Gary A. Greene	January 20, 2014
	Name	Date

Company’s Typed Name:	PATENT PROPERTIES, INC.

Gary A. Greene

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal this 20th day of January, 2014.

STATE OF	)	Connecticut
ss.:
COUNTY OF	)	Fairfield

On this 20th day of January, 2014, before me, the undersigned authority, personally appeared to me known and known to me to be the individual who is described in and who executed the foregoing Assignment, and who duly acknowledged to me that he executed the same as his own voluntary act and deed for the uses and purposed therein specified.

/s/ V S Leliever
Notary Public